UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549
_________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 5, 2008

General DataComm Industries, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	1-8086	06-0853856
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

6 Rubber Avenue, Naugatuck, CT	06770
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (203)-729-0271

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act(17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under theExchange Act (17 CFR 240.13c-4(c))

Item 2.01	Completion of Acquisition or Disposition of Assets

On February 5, 2008, General DataComm Industries, Inc. completed the sale of selected patents and patent applications to Fournier Assets Limited Liability Company for proceeds of $4,000,000.  The patents and patent applications sold relate to the Company’s product lines, and the Company retains a non-exclusive, royalty-free license under the patents for all its product lines.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

General DataComm Industries, Inc.
(Registrant)

By: /S/ William G. Henry

William G. Henry
Vice President, Finance and Administration, and Principal Financial Officer

February 5, 2008